SUPPLEMENT DATED JULY 2, 2026 TO THE FOLLOWING
PROSPECTUSES AND NOTICE DOCUMENTS

NOTICE DOCUMENT DATED MAY 1, 2026 AND PROSPECTUSES DATED MAY 1, 2012 FOR
CompleteSM Variable Life Insurance
CompleteSM Advisor Variable Life Insurance

NOTICE DOCUMENT DATED MAY 1, 2026 AND PROSPECTUS DATED MAY 1, 2016 FOR
Symetra True Variable Annuity®

Issued By: Symetra Life Insurance Company

This supplement updates certain information in the prospectuses and Notice Documents for the above referenced variable annuity contract and variable life insurance policies issued by Symetra Life Insurance Company.

Effective June 29, 2026, ArrowMark Colorado Holdings, LLC was removed as an investment advisor to the Vanguard VIF - Small Company Growth Portfolio (the “Portfolio”) and T. Rowe Price Associates, Inc. was added as an investment advisor to the Portfolio. The Vanguard Group, Inc. remains an advisor to the Portfolio. Accordingly, the Portfolio’s advisor information in the above referenced prospectuses and Notice Documents is updated as follows:

FUND NAME AND ADVISOR
Vanguard VIF - Small Company Growth Portfolio T. Rowe Price Associates, Inc. and The Vanguard Group, Inc.